Advisory Research International Small Cap Value Fund
A series of the Investment Managers Series Trust

Supplement dated March 25, 2010 to the
Prospectus dated December 31 2009 as amended
March 19, 2010 and March 23, 2010

The following table replaces the table for ARI International Composite under “Prior Performance for Similar Accounts managed by the Advisor” on page 20 of the Prospectus:

Average Annual Total Returns
For the Periods Ended December 31, 2009
ARI International Value Composite

	One Year	Three Years	Since Inception (1/1/2006)
ARI International Value Composite returns	32.7%	-5.4%	-0.5%
MSCI EAFE Small Cap Index	46.8%	-7.6%	-1.5%

The following paragraph replaces the footnote (4) on page 21 of the Prospectus:

The composite performance does not represent the historical performance of the International Small Cap Value Fund and should not be interpreted as being indicative of the future performance of the International Small Cap Value Fund.

Please file this Prospectus Supplement with your records.

Advisory Research All Cap Value Fund
A series of the Investment Managers Series Trust

Supplement dated March 25, 2010 to the
Prospectus dated December 31 2009 as amended
March 19, 2010 and March 23, 2010

The following table replaces the table for ARI All Cap Value Composite under “Prior Performance for Similar Accounts managed by the Advisor” on page 9 of the Prospectus:

Average Annual Total Returns
For the Periods Ended December 31, 2009
ARI All Cap Value Composite

	One Year	Three Years	Five Years	Since Inception (7/1/2002)
ARI All Cap Value Composite returns	20.3%	-7.8%	1.3%	5.7%
Russell 3000® Value Index	19.8%	-8.9%	-0.2%	4.0%

The composite performance does not represent the historical performance of the All Cap Value Fund and should not be interpreted as being indicative of the future performance of the All Cap Value Fund.

Please file this Prospectus Supplement with your records.